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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15
                                                 (September 21, 2005)
                                                 --------------------


                             RURBAN FINANCIAL CORP.
                  ------------------------------------------
             (Exact name of registrant as specified in its charter)

             Ohio                            0-13507             34-1395608
             ----                            -------             ----------
 (State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation or organization)                            Identification No.)


                    401 Clinton Street, Defiance, Ohio 43512
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (419) 783-8950
              ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 1.01. Entry into a Material Definitive Agreement

         On September 15, 2005, Rurban Financial Corp. ("Rurban") participated in a pooled offering of trust preferred securities, pursuant to which Rurban Statutory Trust II, a newly-formed Delaware statutory trust subsidiary of Rurban (the "Trust"), issued $10 million of trust preferred securities (the "Capital Securities") to an institutional investor in a private placement exempt from registration under the Securities Act of 1933, as amended. The Capital Securities were issued under an Amended and Restated Trust Agreement dated as of September 15, 2005. The Capital Securities mature in September 2035, and are redeemable at Rurban's option beginning after five years. The proceeds of the Capital Securities, together with the proceeds of $310,000 from the issuance of common securities (the "Common Securities") by the Trust to Rurban, were used to purchase $10,310,000 of Rurban's floating rate junior subordinated deferrable interest debentures (the "Debentures"). The Debentures were issued pursuant to an Indenture dated September 15, 2005, between Rurban, as issuer, and Wilmington Trust Company, as trustee (the "Indenture").

         The Debentures and the Capital Securities bear interest (A) initially at a rate per annum of 5.89207% until December 2005; (B) from December 2005 until September 2010, at a rate per annum equal to the sum of (1) the product of
(a) 50% times (b) three-month LIBOR plus 1.80% plus (2) the product of (a) 50% times (b) 6.186%; and (C) after September 2010, at a rate per annum equal to three-month LIBOR plus 1.80%. The interest payments by Rurban on the Debentures will be used to pay the quarterly distributions payable by the Trust to the holders of the Capital Securities. However, so long as there is no event of default (as described below), interest payments on the Debentures and the Capital Securities may be deferred at any time or from time to time for a period not exceeding 20 consecutive quarterly payments (five years).

         The Debentures are subordinated to the prior payment of any other indebtedness of Rurban that, by its terms, is not similarly subordinated. The Debentures mature on September 15, 2035, but may be redeemed at Rurban's option at any time on or after September 15, 2010 or at any time upon certain events, such as a change in the regulatory capital treatment of the Debentures, the Trust being deemed an investment company or the occurrence of certain adverse tax events.

         The Debentures may be declared immediately due and payable at the election of the trustee or holders of at least 25% of aggregate principal amount of outstanding Debentures upon the occurrence of an event default. An event of default generally means (A) a default in the payment of any interest when due that continues unremedied for a period of 60 days, except in the case of an election by Rurban to defer payment of interest up to 20 consecutive quarters (which does not constitute an event of default), (B) a default in the payment of the principal amount of the Debentures as and when such amount becomes due, including at maturity, (C) a default in the payment of any interest following the deferral of interest payments by Rurban for 20 consecutive quarters, (D) a default in Rurban's performance, or breach, of any covenant, agreement or warranty in the Indenture which is not cured within 60 days, (E) the institution of any bankruptcy or similar proceedings by or against Rurban, or (F) the liquidation, dissolution or winding up of the Trust, other than as contemplated in the Indenture.

         Rurban has also entered into a Guarantee Agreement dated as of September 15, 2005, pursuant to which it has agreed to guarantee the payment by the Trust of distributions on the Capital Securities and the payment of the principal amount of the Capital Securities when due, either at maturity or on redemption, but only if and to the extent that the Trust fails to pay distributions on, or the principal amount of, the Capital Securities after having received payments or principal payments on the Debentures from Rurban for the purpose of paying those distributions or the principal amount of the Capital Securities.

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         Rurban intends to use a portion of the proceeds of the offering to fund the cash portion of the acquisition of Exchange Bancshares, Inc. Rurban intends to use the remaining proceeds for general corporate purposes.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant


         The information set forth in Item 1.01 is incorporated herein by reference.


Item 7.01.  Regulation FD Disclosure

            On September 20, 2005, Rurban issued a press release announcing the issuance of $10,000,000 of trust preferred securities. A copy of the September 20, 2005 press release is attached as Exhibit 99 and incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits

(a)   Financial statements of business acquired - Not Applicable

(b)   Pro forma financial information - Not Applicable

(c)   Exhibits



   Exhibit No.                          Description
   -----------                          -----------
        99         Press release issued by Rurban Financial Corp. on September
                   20, 2005 regarding the issuance of $10,000,000 of trust
                   preferred securities


   [Remainder of page intentionally left blank; signature on following page.]

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RURBAN FINANCIAL CORP.


Dated:  September 21, 2005              By: /s/ Keeta J. Diller
                                            ----------------------------------
                                            Keeta J. Diller
                                            Vice President and Corporate
                                            Secretary



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                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                            Dated September 21, 2005

                             Rurban Financial Corp.



   Exhibit No.                          Description
   -----------                          -----------
        99           Press release issued by Rurban Financial Corp. on September
                     20, 2005 regarding the issuance of $10,000,000 of trust
                     preferred securities




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